                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 14, 2005

                               ISPAT INLAND, L.P.
               (Exact Name of Registrant as Specified in Charter)

                                                               52-2119872
        Delaware                   333-116128-09              (IRS Employer
(State of Incorporation)     (Commission File Number)     Identification Number)


                3210 Watling Street, East Chicago, Indiana 46312
               (Address of principal executive offices) (zip code)

       Registrants telephone numbers, including area code: (219) 399-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01. Other Events.

Release of Ispat Inland, L.P.'s Consolidated Financial Statements for the Quarter Ended September 30, 2005.

Item 9.01. Financial Statements, Pro forma Financial Information and Exhibits

Items (a) and (b) are inapplicable.

     (c)  Exhibits.

          99.1 Ispat Inland, L.P. Consolidated Financial Statements for the Quarter ended September 30, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ISPAT INLAND, L.P.

                                         By: 9064-4816 Quebec, Inc.,
                                             general partner


Date: November 14, 2005                  By /s/ Richard Leblanc
                                            ------------------------------------
                                         Name: Richard Leblanc
                                         Title: President

                                  Exhibit Index

99.1 Ispat Inland, L.P.'s Consolidated Financial Statements for the Quarter ended September 30, 2005.